Exhibit 10.1
LIFECORE BIOMEDICAL, INC.
STOCK PURCHASE AGREEMENT
This Stock Purchase Agreement (“Agreement”) is made as of October 3, 2024 (the “Effective Date”), by and among Lifecore Biomedical, Inc., a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, listed as a Purchaser on the Schedule of Purchasers attached as Exhibit A hereto (the “Schedule of Purchasers”). Such persons and entities are hereinafter collectively referred to herein as “Purchasers” and each individually as a “Purchaser.”
AGREEMENT
In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, and each Purchaser (severally and not jointly) hereby agree as follows:
SECTION 1.AUTHORIZATION OF SALE OF THE SHARES.
The Company has authorized the sale and issuance of 5,928,775 shares (the “Shares”) of its Common Stock, par value $0.001 per share (the “Common Stock”), on the terms and subject to the conditions set forth in this Agreement.
SECTION 2.PURCHASE AND SALE OF THE SHARES.
2.1Purchase and Sale. At the Closing, upon the terms and subject to the conditions set forth herein, the Company will issue and sell to each Purchaser, and each Purchaser will purchase from the Company, the number of Shares set forth opposite such Purchaser’s name on the Schedule of Purchasers, at a price per Share equal to $4.10. The aggregate purchase price for the Shares purchased by each Purchaser (the “Purchase Amount”) is set forth opposite such Purchaser’s name on the Schedule of Purchasers.
2.2Separate Agreement. Each Purchaser shall severally, and not jointly, be liable for only the purchase of the Shares that appear on the Schedule of Purchasers that relate to such Purchaser. The Company’s agreement with each of the Purchasers, is a separate agreement, and the sale of Shares to each of the Purchasers is a separate sale. The obligations of each Purchaser hereunder are expressly not conditioned on the purchase by any or all of the other Purchasers of the Shares such other Purchasers have agreed to purchase.
SECTION 3.CLOSING AND DELIVERY.
3.1Closing. Subject to the terms and conditions set forth herein, the closing of the purchase and sale of the Shares pursuant to this Agreement (the “Closing”) shall be held on October 3, 2024 at the offices of Latham & Watkins LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, CA 92626, or on such other date or at such other location or remotely by facsimile transmission or other electronic means as may be agreed to by the Company and the Purchasers (the “Closing Date”).

3.2Form of Payment. Except as may otherwise be agreed to among the Company and one or more of the Purchasers, on or prior to the business day immediately prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company its respective Purchase Amount, in United States dollars, via wire transfer and in immediately available funds pursuant to the wire instructions delivered to such Purchaser by the Company on or prior to the Closing Date.
3.3Issuance of the Shares at the Closing. On the Closing Date, the Company shall instruct its transfer agent to deliver to each Purchaser within two (2) business days after the Closing, evidence of a book-entry position evidencing the Shares purchased by such Purchaser hereunder, registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the number of Shares to be purchased by such Purchaser at such Closing as set forth in the Schedule of Purchasers, and (ii) a copy of the records of the Company’s transfer agent showing each Purchaser (or such nominee or custodian) as the owner of the Shares on and as of the Closing Date. The name(s) in which the Shares are to be issued to each Purchaser are set forth in the Purchaser Questionnaire in the form attached hereto as Appendix I (the “Purchaser Questionnaire”), as completed by each Purchaser, which shall be provided to the Company no later than the date hereof.
SECTION 4.REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
The Company represents and warrants to each Purchaser that, as of the date hereof and as of the Closing Date, except as (A) disclosed in all reports, schedules, forms, statements and other documents (including all exhibits included therein and amendments, financial statements, notes and schedules thereto) filed by it with, or furnished by it to, the SEC (all of the foregoing filed or furnished prior to such Closing Date, and all exhibits included therein and amendments, financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”), and (B) set forth in any confidential disclosure letter delivered by the Company to the Purchasers prior to the execution of this Agreement (the “Company Disclosure Letter”):
4.1Organization and Qualification. Each of the Company and each of its subsidiaries listed in Exhibit 21.1 to the Company’s Form 10-K for the fiscal year ended May 26, 2024 (such entities, the “Subsidiaries”) are duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined below). Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any event, change, development, circumstance, condition, state of facts or occurrence that individually or in the aggregate is, or would reasonably be expected to be, materially adverse to (i) the business, properties, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole, or (ii) the Company’s ability to consummate any of the transactions contemplated hereby, or (iii) the authority or ability of the Company to perform its obligations under this Agreement.
4.2Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and, subject to the receipt of the Required Approvals (as defined below), perform its obligations under this Agreement and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation the issuance of the Shares, have been duly authorized by the Board of Directors of the Company (the “Board”) and, other than the Required Approvals, no further filing, consent, or further authorization is required by the Company, the Board or the Company’s stockholders. This Agreement has been duly executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
4.3Issuance of Securities. When the Shares are issued in accordance with the terms of this Agreement, such Shares will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof. Assuming in part the accuracy of each of the representations and warranties of the Purchasers set forth in Section 5 of this Agreement, the offer and issuance by the Company of the Shares is exempt from registration under the Securities Act.
4.4No Conflicts. The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby, will not (i) result in a violation of the Company’s Certificate of Incorporation, as amended and as in effect on the Closing Date (the “Certificate of Incorporation”), or the Company’s Bylaws, as amended and as in effect on the Closing Date (the “Bylaws”), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, credit facility, indenture or other instrument to which the Company is a party, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including foreign, federal and state securities laws and regulations and the rules and regulations of The NASDAQ Global Select Market (the “Principal Market”) and applicable laws of the State of Delaware and any foreign, federal, and other state laws) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, in each case other than such other violations, conflicts, defaults or rights that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
4.5Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with (other than (i) the filing with the SEC of a Form D (if applicable),

(ii) the filing with the SEC of a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby, (iii) the notice and/or application to the Principal Market for the issuance and sale of the Shares and the listing thereof, (iv) one or more Registration Statements in accordance with the requirements hereof, and (v) such other filings as may be required by state securities agencies (collectively, the “Required Approvals”)), any court, governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, in accordance with the terms hereof and other than such other consents, approvals, filings, licenses, permits or authorizations, declarations or registrations (x) that have been obtained or effected on or prior to the Closing Date (or in the case of the filings detailed above, will be made timely after such Closing Date) or (y) that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company is in compliance in all material respects with the listing and listing maintenance requirements of the Principal Market applicable to it for the continued trading of its Common Stock on the Principal Market and has no knowledge of any facts or circumstances that are reasonable likely to occur that would reasonably be expected to lead to delisting or suspension of the Common Stock from the Principal Market.
4.6Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by a Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser’s purchase of the Shares. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives, including, without limitation, any placement agent or investment bank retained by the Company in connection with the sale of the Shares.
4.7No General Solicitation. Neither the Company, nor any of its Subsidiaries, nor, to the knowledge of the Company, any Person (as defined below) acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Purchaser or its investment advisor) relating to or arising out of the transactions contemplated hereby. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.
4.8Brokers; Finders. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisors or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such the Company.
4.9No Integrated Offering. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or the issuance of the Shares under this Agreement to be integrated with prior offerings by the Company, for purposes of the Securities Act of 1933, as amended (the “Securities Act”), in a manner that would cause neither Regulation D nor any other applicable exemption from registration under the Securities Act to be available, or that would cause this offering of the Shares to require the approval of the stockholders of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market.
4.10Application of Takeover Protections. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the State of Delaware which is or could reasonably be expected to become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Shares and any Purchasers’ ownership of the Shares.
4.11SEC Documents; Financial Statements; No Undisclosed Liabilities. The Company has filed all SEC Documents on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Sarbanes-Oxley Act of 2002, as amended (and in both cases, the rules and regulations of the SEC promulgated thereunder), in each case, applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC (or, if amended prior to the date hereof, the date of the filing of such amendment, with respect to the disclosures that are amended), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (“GAAP”) (except (i) as may be otherwise indicated in such financial statements or the notes thereto, (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements or (iii) as otherwise permitted by Regulation S-X and the other rules and regulations of the SEC) and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) that would be required under GAAP, as in effect on the date hereof, to be reflected on a consolidated balance sheet of the Company (including the notes thereto) except liabilities (i) reflected or reserved against in the balance sheet (or the notes thereto) of the

Company and its Subsidiaries as of May 26, 2024 (the “Balance Sheet Date”) included in the SEC Documents, (ii) incurred after the Balance Sheet Date in the ordinary course of business, (iii) as expressly contemplated by this Agreement or otherwise incurred in connection with the transactions contemplated hereby, or (iv) that have been discharged or paid prior to the date of this Agreement.
4.12Absence of Certain Changes. Since May 26, 2024, except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto, the business of the Company and its Subsidiaries has been carried on and conducted in all material respects in the ordinary course of business and there has not been any Material Adverse Effect or any event, change or occurrence that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy insolvency, reorganization, receivership, liquidation or winding up nor does the Company or any Subsidiary have any knowledge or reason to believe that any of its respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(m), “Insolvent” means, with respect to any Person, (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total indebtedness, (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.
4.13Compliance; Permits. The Company and its Subsidiaries are in compliance with all applicable laws, common law, statutes, ordinances, codes, rules or regulations or other similar requirement enacted, adopted, promulgated, or applied by any governmental authority, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and its Subsidiaries possess all permits, franchises, certificates, approvals, authorizations and licenses of governmental authorities that are required to conduct their business, except as has not had, and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
4.14Transactions With Affiliates. None of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, employee, trustee or partner, in each case that would require disclosure in an SEC filing made by the

Company (if such filing were being made on the date hereof) pursuant to Item 404 of Regulation S-K under the Exchange Act.
4.15Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consisted of (i) 75,000,000 shares of Common Stock and (ii) 2,000,000 shares of preferred stock, par value $0.001 per share. As of September 30, 2024, (i) 30,898,255 shares of Common Stock were issued and outstanding, (ii) 7,292,844 shares of Common Stock were reserved for issuance pursuant to the Company’s equity incentive plans, of which 5,965,390 shares were reserved for issuance upon the exercise of stock options and vesting of restricted stock units outstanding, (iii) 44,068 shares of Series A Convertible Preferred Stock were issued and outstanding, and (iv) 78,932 shares of Series A Convertible Preferred Stock were reserved for future issuance. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents: (A) none of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (iii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (iv) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares; and (vi) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.
4.16Indebtedness and Other Contracts. Except as disclosed in the SEC Documents, the Company is not (a) party to any material loan or credit agreement, indenture, debenture, note, bond, mortgage, deed of trust, lease, sublease, license, contract or other agreement or (b) in material breach of, or default or violation under, any such material loan, credit or other agreements.
4.17Absence of Litigation. There is no, and the Company has received no written notice of any, action, suit, proceeding, inquiry or investigation before or by the Principal Market, court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

4.18Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any material insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business, in each case, at a cost that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
4.19Employee Benefits. The Company and each Subsidiary is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company and each Subsidiary would have any material liability; the Company and each Subsidiary has not incurred and does not expect to incur material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code; and each “pension plan” for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.
4.20Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or directly employs any member of a union. Since May 26, 2024, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, as of the date hereof, there has been no strike, lockout, slowdown, or work stoppage against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened. As of the date hereof, no executive officer (as defined in Rule 501(f) of the Securities Act) of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer will terminate such officer’s employment with the Company or any such Subsidiary. No executive officer or other key employee of the Company or any of its Subsidiaries, to the knowledge of the Company or any of its Subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
4.21Title. The Company and its Subsidiaries have good and marketable title to all real property owned by them, and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
4.22Intellectual Property. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights described in the SEC Documents as being owned or licensed by them or which is necessary to conduct their respective businesses as now conducted (“Intellectual Property”), except where failure to own or possess such rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Company’s best knowledge, (i) there is no existing infringement by third parties of any Intellectual Property; (ii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates, or would, upon the commercialization of any product or service described in the SEC Documents as under development, infringe or violate, any patent, trademark, tradename, service name, copyright, trade secret or other proprietary rights of others; (v) the Company has materially complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company, and all such agreements are in full force and effect; (vi) there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property or that challenges the validity, enforceability or scope of any of the Intellectual Property; and (vii) there is no prior art that may render any patent application within the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office or of which the Company is otherwise aware. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
4.23Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as defined below), (ii) have obtained all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply or the failure to obtain such permit, license or approval would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to human health (to the extent related to exposure to Hazardous Materials (as defined below)), pollution or protection of the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all codes, decrees, injunctions, judgments, orders, or regulations issued, entered, promulgated or approved thereunder.
4.24Investment Company Status. The Company is neither an “investment company” nor, to the Company’s knowledge, a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.
4.25Tax Status. The Company and each of its Subsidiaries (i) has timely and properly made or filed all U.S. federal, state and foreign tax returns, reports and declarations (including, without limitation, any information returns and any required schedules or attachments thereto) required to be filed by any jurisdiction to which it is subject and (ii) has timely paid all taxes and other governmental assessments and charges, except those being contested in good faith by appropriate proceedings and for which adequate reserves have been established, except where the failure to so file or pay would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has no knowledge of any unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.
4.26Internal Accounting and Disclosure Controls. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof and as of the Closing Date, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company has established and maintains disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) in accordance with Rule 13a-15 under the Exchange Act in all material respects. Except as disclosed in the SEC Documents, during the twelve (12) months prior to the date hereof, neither the Company nor any of its Subsidiaries has identified or been made aware of “significant deficiencies” or “material weaknesses” (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company’s internal controls over and procedures relating to financial reporting which would reasonably be expected to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

4.27Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i)(1) of the Securities Act.
4.28Compliance with Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with all applicable U.S. and non-U.S. anti-money laundering laws, rules and regulations, including, but not limited to, the Currency and Foreign Transactions Reporting Act of 1970, as amended, the United States Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001, and the United States Money Laundering Control Act of 1986 (18 U.S.C. §§1956 and 1957), and the implementing rules and regulations promulgated thereunder (collectively, the “Anti-Money Laundering Laws”), except where failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
4.29No Conflicts with Sanctions Laws. Neither the Company nor any of its Subsidiaries, nor to the Company’s knowledge, any director, officer, employee, agent or affiliate thereof is, or is directly or indirectly owned 50% or more by, a Person that is currently the subject or the target of any economic sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Departments of State or Commerce and including, without limitation, the designation as a “Specially Designated National”), or by the United Nations Security Council, the European Union, His Majesty’s Treasury or any other applicable sanctions authority (collectively, “Sanctions Laws”); neither the Company, any of its Subsidiaries, nor, to the Company’s knowledge, any director, officer, employee, agent, or affiliate thereof, is organized or resident in a country or territory that is the subject or target of comprehensive country-wide Sanctions Laws prohibiting trade with the country or territory (as of the Closing Date, Crimea, Donetsk, Luhansk, Cuba, Iran, North Korea, Russia and Syria); the Company maintains in effect and enforces policies and procedures designed to ensure compliance by the Company and its Subsidiaries with applicable Sanctions Laws; neither the Company nor any of its Subsidiaries will use the proceeds of the convertible securities or lend, contribute or otherwise make available such proceeds to finance or facilitate any activity in material violation of any applicable Sanctions Law.
4.30Anti-Bribery. Neither the Company nor any of its Subsidiaries, nor any director, officer, employee, or agent thereof, in each case acting in their capacity as such, has, within the last five (5) years, either directly or indirectly through any third party, (i) made, promised, offered or authorized any unlawful payment or gift to or for the benefit of any foreign or domestic government official or employee, political party or candidate for political office; (ii) violated or is in violation of the U.S. Foreign Corrupt Practices Act of 1977, as amended (“FCPA”), the U.K. Bribery Act 2010, or any other anti-bribery or anti-corruption law of any other jurisdiction in which the Company operates its business, including, in each case, the rules and regulations thereunder (the “Anti-Bribery Laws”), or (iii) otherwise made any unlawful bribe, payoff, influence payment, or kickback in violation of Anti-Bribery Laws; the Company and each of its respective Subsidiaries has instituted and has maintained, and will continue to maintain, policies and procedures reasonably designed to promote and achieve material compliance with the Anti-Bribery Laws; neither the Company nor any of its Subsidiaries will, directly or indirectly, use the proceeds of the Shares or lend, contribute or otherwise make available such proceeds to finance or facilitate any activity that would violate any Anti-Bribery Law.
4.31Investigations and Proceedings. No action, suit, investigation, or proceeding by or before any court or governmental agency, authority or body or involving the Company or any of its Subsidiaries, or any of their respective directors, officers, employees or agents, in each case acting in their capacity as such, with respect to the Anti-Money Laundering Laws, the Sanctions Laws, or the Anti-Bribery Laws is pending or, to the knowledge of the Company, threatened.
4.32No Additional Agreements; Disclosure. Neither the Company nor any of its Subsidiaries has any agreement or understanding with any Purchaser with respect to the transactions contemplated by this Agreement other than as specified herein. All written disclosure provided to the Purchasers regarding the Company, or any of its Subsidiaries, their businesses and the transactions contemplated hereby, including the disclosure schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.
4.33No Bad Actors. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the 1933 Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined in Rule 506(d)(1) under the 1933 Act, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) is applicable.
4.34No Other Purchaser Representations and Warranties. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 5.
4.35Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 5.1, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of The NASDAQ Global Select Market.
SECTION 5.REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.
5.1Each Purchaser, severally and not jointly, represents and warrants, as of the date hereof and as of the Closing Date, to the Company that:
(a)Such Purchaser (if an entity) is a validly existing corporation, limited partnership, limited liability company, trust, pension plan, or government plan and has all requisite corporate, partnership, limited liability company or other requisite organizational power and authority to enter into and consummate the transactions contemplated by this Agreement and to carry out its obligations hereunder, and to invest in the Shares pursuant to this Agreement.
(b)Such Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.
(c)Such Purchaser has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, and has conducted and completed its own independent due diligence. Such Purchaser acknowledges that the Company has made available the SEC Documents. Based on the information such Purchaser has deemed appropriate, and without reliance upon any placement agent, it has independently made its own analysis and decision to enter into this Agreement. Such Purchaser is relying exclusively on the contents of this Agreement and its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of this Agreement, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Purchaser is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except for the representations and warranties set forth in Section 4. Such representations and warranties by the Company constitute the sole and exclusive representations and warranties of the Company in connection with the transactions contemplated by this Agreement and Purchaser understands, acknowledges and agrees that all other representations and warranties of any kind or nature whether express, implied or statutory are specifically disclaimed by the Company.
(d)The Shares to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act.
(e)Such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws.
(f)Such Purchaser understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.

(g)Such Purchaser has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the transactions contemplated by this Agreement (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to such Purchaser, (iii) have been duly authorized and approved by all necessary action on the part of Purchaser, (iv) do not and will not violate or constitute a default under such Purchaser’s charter, bylaws or other constituent document or, to the extent defaults would have a material effect on the Purchaser’s ability to perform its obligations under this Agreement, under any law, rule, regulation, agreement or other obligation by which such Purchaser is bound and (v) are a fit, proper and suitable investment for such Purchaser, notwithstanding the substantial risks inherent in investing in or holding the Shares.
(h)The execution, delivery and performance by such Purchaser of this Agreement have been duly authorized and this Agreement has been duly executed and when delivered will constitute the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as may be limited or otherwise affected by means limitations on enforcement and other remedies imposed by or arising under or in connection with applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability, relating to or affecting creditors’ rights generally from time to time in effect or general principles of equity (including concepts of materiality, reasonableness, good faith, and fair dealing with respect to those jurisdictions that recognize such concepts).
(i)Such Purchaser is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act. Such Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act (a “registered broker-dealer”) or an entity engaged in a business that would require it to be so registered and is not affiliated with a registered broker dealer or an entity engaged in a business that would require it to be so registered. Purchaser is not party to any agreement for distribution of any of the Shares.
(j)Such Purchaser shall have completed or caused to be completed and delivered to the Company at no later than the date hereof, the Purchaser Questionnaire, and the answers to the Purchaser Questionnaire are true and correct in all material respects as of the date of this Agreement and will be true and correct as of the Closing Date.
(k)Such Purchaser understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Shares.
(l)Such Purchaser has not taken any of the actions set forth in, or is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act (each a “Disqualification Event”). Purchaser hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Purchaser or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Subsection 5.1(j), “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of the Purchaser’s securities for purposes of Rule 506(d) of the Securities Act.
(m)Such Purchaser did not learn of the investment in the Shares as a result of any general solicitation or general advertising.
(n)Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Shares was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.
5.2Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock) (“Short Sales”), of the securities of the Company during the period commencing as of the time that such Purchaser was first contacted by the Company or any other person regarding the transactions contemplated hereby and ending immediately prior to the Effective Date. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Other than to other persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.
5.3Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.
5.4Legends.
(a)Purchaser understands that, until such time as the Shares have been registered for resale pursuant to the Registration Statement (and subject to the agreement by such Purchaser as set forth in clause (i) of Section 5.4(c) below) or the Shares may be sold pursuant to Rule 144 under the Securities Act (“Rule 144”) without any restriction as to the number of securities as of a particular date that can then be immediately sold, the certificate or book entry notations evidencing the Shares may bear one or more legends in substantially the following form and substance:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”
In addition, certificates or book entry notations representing the Shares may contain such other restrictive legends as may be reasonably required under applicable state blue sky laws and, if applicable, a legend regarding affiliate status of the Purchaser set forth in Schedule 1 hereto, in the form included therein.
(b)The Company agrees that at such time as such legend is no longer required under this section, it will, no later than three (3) business days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Shares, and if such Shares are certificated, issued with a restrictive legend, together with such representations and covenants of such Purchaser or such Purchaser’s executing broker as the Company may reasonably require in connection therewith, deliver or cause to be delivered to such Purchaser a book entry position representing such shares that is free from any legend referring to the Securities Act. The Company shall not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this section. To the extent that certificates or book entry positions are issued representing the Shares, such certificates or book entry positions subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of such Purchaser’s prime broker with the Depository Trust Company (“DTC”). All costs and expenses related to the removal of the legends and the reissuance of any Shares shall be borne by the Company.
(c)The restrictive legend set forth in this section above shall be removed and the Company shall issue a certificate or book entry position without such restrictive legend or any other restrictive legend to the holder of the applicable shares upon which it is stamped or issue to such holder by electronic delivery with the applicable balance account at DTC or in physical certificated shares, if appropriate, if (i) such Shares are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to an effective registration statement registering the Shares for resale, the

Purchaser agrees to only sell such Shares during such time that such registration statement is effective and such Purchaser is not aware or has not been notified by the Company that such registration statement has been withdrawn or suspended, and only as permitted by such registration statement); (ii) such Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate of the Company); or (iii) such Shares are eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Upon Rule 144 becoming available for the resale of the Shares, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to the Shares and without volume or manner-of-sale restrictions, the Company shall, at the request of a Purchaser, issue to the Company’s transfer agent the instructions with respect to legend removal consistent with this Section 5.4. The Company agrees that following such time as such restrictive legend is no longer required under this Section 5.4(c), the Company will, no later than two (2) trading days following the delivery by a Purchaser to the Company or the transfer agent of a certificate representing Shares, as applicable, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 5.4. The Shares subject to legend removal hereunder shall be transmitted by the transfer agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser. Any fees (with respect to the transfer agent, the Company’s counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company.
(d)In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Shares (based on the VWAP of the Common Stock on the date such Shares are submitted to the transfer agent) delivered for removal of the restrictive legend and subject to Section 5.4(c), $10 per trading day (increasing to $20 per trading day five (5) trading days after such damages have begun to accrue) for each trading day after the Legend Removal Date until such certificate is delivered without a legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to a Purchaser by the Legend Removal Date a certificate representing the Shares so delivered to the Company by such Purchaser that is free from all restrictive and other legends and (b) if after the Legend Removal Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, that such Purchaser anticipated receiving from the Company without any restrictive legend, then an amount equal to the excess of such Purchaser’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) over the product of (A) such number of Shares that the Company was required to deliver to such Purchaser by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any trading day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Shares (as the case may be) and ending on the date of such delivery and payment under this Section 5.4(d).
5.5Exculpation Among Purchasers. Purchaser acknowledges that it is not relying upon any other Purchaser, or any officer, director, employee, agent, partner, member or affiliate of any such other Purchaser, in making its investment or decision to invest in the Company. Purchaser agrees that neither any Purchaser nor the respective controlling Persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Shares.
SECTION 6.CONDITIONS TO COMPANY’S OBLIGATIONS AT THE CLOSING.
6.1Each Purchaser’s obligation to purchase the Shares at the Closing is subject to the fulfillment of the following conditions, on or prior to the Closing Date, any of which may be waived by such Purchaser:
(a)The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made on and as of such date, except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and covenants in this Agreement required to be performed by it on or prior to the Closing Date.
(b)The Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Shares.
(c)No stop order or suspension of trading shall have been imposed by Nasdaq, the Commission or any other governmental regulatory body with respect to public trading in the Common Stock (any such order or suspension, a “Suspension”).
(d)Each Purchaser shall have received a certificate signed by an executive officer of the Company, dated as of the Closing Date, certifying the fulfillment of the conditions specified in subsections (a), (b), and (c) of this Section 6.1.
(e)Each Purchaser shall have received a certificate signed by the Company’s Secretary, dated as of the Closing Date, certifying the resolutions adopted by the board of directors of the Company (the “Board”) approving the transactions contemplated by this Agreement and the issuance of the Shares, certifying the current versions of the certificate of incorporation and bylaws of the Company and certifying as to the signatures and authority of persons signing this Agreement and related documents on behalf of the Company.
(f)No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby.
6.2The obligation of the Company to sell and issue the Shares and to deliver the Shares to each Purchaser, individually, as set forth in the Schedule of Purchasers at the Closing is subject to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:
(a)The representations and warranties made by the Purchasers in Section 5 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. Each Purchaser shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.
(b)On or prior to the business date immediately prior to the Closing Date, each Purchaser shall have delivered or caused to be delivered its Purchase Amount, in United States dollars, via wire transfer and in immediately available funds pursuant to the wire instructions delivered to such Purchaser by the Company on or prior to the Closing Date, and the Company shall have received such payment in the full.
(c)Such Purchaser shall have executed and delivered to the Company the Purchaser Questionnaire and a confidentiality or non-disclosure agreement in form and substance satisfactory to the Company.
(d)No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby.
SECTION 7.TERMINATION OF OBLIGATIONS TO EFFECT CLOSING; EFFECTS.
7.1Other than in respect of the registration rights set forth in Section 10, the obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows:
(a)upon the mutual written consent of the Company and such Purchasers that agreed to purchase a majority of the Shares to be issued and sold pursuant to this Agreement;
(b)by a Purchaser (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment with respect to the Company and shall not have been waived by the Purchaser, prior to the Closing Date; provided, however, that if the failure of any such condition is a result of any curable breach by the Company of this Agreement, such breach has not been cured by the earlier of 10 days after the giving of written notice by the Purchaser to the Company of the breach; or
(c)by the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment with respect to the Purchasers and shall not have been waived by the Company prior to the Closing Date; provided, however, that if the failure of any such condition is a result of any curable breach by the Purchaser of this Agreement, such breach has not been cured by the earlier of 10 days after the giving of written notice by the Company to the Purchaser of the breach.
provided, however, that the right to terminate this Agreement under this Section 7.1 shall not be available to any party whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur.
7.2Nothing in this Section 7 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.
SECTION 8.BROKER’S FEES.
The Company and each Purchaser (severally and not jointly), hereby represent that there are no brokers or finders entitled to compensation, commissions, placement agent’s fees or similar payments in connection with the sale of the Shares, and shall indemnify each other for any such fees for which they are responsible.
SECTION 9.ADDITIONAL COVENANTS AND AGREEMENTS.
9.1Nasdaq Listing. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on Nasdaq and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.
9.2Form D; Blue Sky Filings. To the extent required by applicable law, the Company agrees to timely file a Form D with respect to the Shares and to provide a copy thereof promptly upon request of any Purchaser.
9.3Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

9.4Short Sales and Confidentiality After the Date Hereof. Each Purchaser covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will, directly or indirectly, engage in any transactions involving the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) after the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated in full. Each Purchaser understands and acknowledges that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to effectiveness of a resale registration statement with securities included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 239.10 of the Securities Act Rules Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance.
9.5Securities Laws Disclosure; Publicity. By 9:00 A.M., New York City time, on the trading day immediately following the Effective Date, the Company shall issue a press release disclosing the material terms of the transactions contemplated hereby. On or before 9:00 A.M., New York City time, on the fourth trading day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K (the “8-K”) with the Commission describing the material terms of this Agreement (and including this Agreement as an exhibit to the Form 8-K). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any public filing with the Commission or any regulatory agency or Nasdaq, without the consent of such Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed, except: (a) as required by federal securities law in connection with (i) any registration statement and (ii) the filing of this Agreement with the Commission; (b) the filing of a Form D with the Commission under the Securities Act; and (c) to the extent such disclosure is required by law or Nasdaq regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under this clause (c).
9.6Furnishing Information.
(a)In order to enable the Purchasers to sell the Shares under Rule 144, until such time as no Purchaser holds Shares, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such twelve (12) month period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144. Additionally, the Company covenants and agrees to take such further action as any Purchaser may reasonably request to enable any such Purchaser to sell such Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions addressed, delivered and acceptable to the Company’s transfer agent and the affected Purchasers relating to such sale pursuant to pursuant to Rule 144, and furnishing to the Purchasers upon any reasonable request a written statement by the Company as to its compliance with the public information requirements of Rule 144 promulgated under the Securities Act and/or the Exchange Act.
(b)At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Shares (assuming cashless exercise) may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to such Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Shares, an amount in cash equal to one percent (1.0%) of the Purchase Amount of such Purchaser on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchasers to transfer the Shares pursuant to Rule 144. The payments to which a Purchaser shall be entitled pursuant to this Section 9.6(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) business day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Notwithstanding the foregoing, in no event shall the aggregate amount of Public Information Failure Payments payable by the Company to a Purchaser pursuant to this Section 9.6(b) exceed, in total in any twelve-month period, eight percent (8.0%) of the Purchase Amount of such Purchaser. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.
9.7Confirmation of Securities Holdings. Upon request of a Purchaser, as long as such Purchaser is a record holder of the Shares, the Company will use commercially reasonable efforts to cause the transfer agent of the Shares to provide confirmation of such Purchaser’s Common Stock holdings.
9.8Use of Proceeds. The Company shall use the net proceeds of the sale of the Shares for working capital, operations and general corporate purposes. The Company shall not use the net proceeds of the sale of the Shares to effect any cash dividend or other form of distribution to any stockholders of the Company.
SECTION 10.REGISTRATION RIGHTS.
10.1Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 10:

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.
“Public Offering” means the offer and sale of Registrable Securities for cash pursuant to an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form).
“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.
“Registrable Securities” means (i) the Shares and (ii) all securities directly or indirectly issued with respect to the Shares by way of a stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (b) such securities shall have been transferred pursuant to Rule 144, (c) the holder of such securities is able to immediately sell such securities under Rule 144 without any restrictions on transfer (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144), as reasonably determined by the Company, upon the advice of counsel to the Company, or (d) such securities shall have ceased to be outstanding.
“Registration Statement” means any registration statement of the Company under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.
“SEC” means the U.S. Securities and Exchange Commission.
“Underwritten Public Offering” means an underwritten Public Offering, including any bought deal or block sale to a financial institution conducted as an underwritten Public Offering.
10.2Registration Statement.
(a)Original Registration. Promptly following the Closing Date but no later than 30 days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement covering the resale of all of the Registrable Securities. Each Registration Statement filed hereunder shall be on Form S-1 or Form S-3 and for an offering to be made on a continuous basis pursuant to Rule 415; provided, however, that no Purchaser shall be named as an “underwriter” in such Registration Statement without such Purchaser’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.
(b)Piggy-Back Registrations. If, at any time during the Effectiveness Period (as defined below), there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of its Common Stock, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Purchaser a written notice of such determination and, if within ten (10) days after the date of the delivery of such notice, such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities that such Purchaser requests to be registered (a “Piggyback Registration”); provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the SEC pursuant to the Securities Act or that are the subject of a then effective Registration Statement that is available for resales or other dispositions by a respective Purchaser. If the managing underwriter or underwriters of any proposed offering of Registrable Securities included in a Piggyback Registration informs the Company and the Purchaser in writing that, in its or their opinion, the number of securities that the Purchaser and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration Statement shall be (i) first, one hundred percent (100%) of the securities that the Company proposes to sell, and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities requested to be sold by the Purchasers that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration Statement, any other securities eligible for inclusion in such Registration Statement. Any reduction in the number of Registrable Securities pursuant to this paragraph shall be allocated among the Purchasers on a pro rata basis based on the number of Registrable Securities held by each Purchaser at the time of the proposed offering. The Company shall have the right to terminate or withdraw any registration initiated by it under this paragraph prior to the effectiveness of such registration whether or not a Purchaser has elected to include securities in such registration.
(c)Expenses. All expenses incident to the Company’s performance of or compliance with this Section 10 (excluding any underwriting discounts and selling commissions, which shall be borne solely by the Purchasers) shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings of the Company required to be made with the SEC or

FINRA, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants or independent auditors of the Company and any subsidiaries of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all reasonable fees and expenses of any other Persons retained by the Company in connection with any Registration Statement or sale, (viii) the reasonable out-of-pocket expenses incurred by one counsel to the Purchasers in connection with the filing of any Registration Statement, in an amount not to exceed $35,000 and (ix) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties). To the extent that underwriting discounts and selling commissions are incurred in connection with the sale of Registrable Securities in an Underwritten Public Offering hereunder, such underwriting discounts and selling commissions shall be borne solely by the Purchasers. The Company shall not be responsible for legal fees, broker or similar commissions or any other costs incurred by any Purchaser in connection with the performance of its rights and obligations under this Section 10.
(d)Effectiveness.
(i)The Company shall use reasonable efforts to have any Registration Statement declared effective as soon as practicable after the filing, with respect to the initial Registration Statement required to be filed hereunder, which shall be no later than the 60th calendar day following the Closing Date (or, in the event of a “full review” by the Commission, the 90th calendar day following the Closing Date) (the “Effectiveness Deadline”). The Company shall respond promptly to any and all comments made by the staff of the SEC on any Registration Statement, and shall submit to the SEC, within two (2) business days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date not later than two (2) business days after the submission of such request. The Company shall notify each Purchaser by facsimile or e-mail as promptly as practicable, and in any event, within two (2) business days, after any such Registration Statement is declared effective, unless such information is otherwise publicly available and accessible. In addition to such Purchaser’s other available remedies, in the event the initial Registration Statement required to be filed hereunder is not declared effective by the Effectiveness Deadline (“the Effectiveness Deadline Failure”), the Company shall pay to each Purchaser, in cash, as partial liquidated damages and not as a penalty, an amount in cash equal to one percent (1.0%) of the Purchase Amount of such Purchaser as of the first day of the failure of the Registration Statement to be declared effective by the Effectiveness Deadline and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date the Registration Statement is declared effective and (b) such time that such Purchaser’s Registrable Securities may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions. The payments to which a Purchaser shall be entitled pursuant to this Section 10.2(d)(i) are referred to herein as “Effectiveness Deadline Failure Payments.” Effectiveness Deadline Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Effectiveness Deadline Failure Payments are incurred and (ii) the third (3rd) business day after the event or failure giving rise to the Effectiveness Deadline Failure Payments is cured. Notwithstanding the foregoing, in no event shall the aggregate amount of Effectiveness Deadline Failure Payments payable by the Company to a Purchaser pursuant to this Section 10.2(d)(i) exceed, in total in any twelve-month period, eight percent (8.0%) of the Purchase Amount of such Purchaser. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Effectiveness Deadline Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.
(ii)Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any holder of Registrable Securities included in a Registration Statement, suspend the use of any Registration Statement, including any Prospectus that forms a part of a Registration Statement, if the Company (x) determines that it would be required to make disclosure of material information in the Registration Statement that the Company has a bona fide business purpose for preserving as confidential, (y) the Company determines it must amend or supplement the Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading or (z) the Company has experienced or is experiencing some other material non-public event, including a pending transaction involving the Company, the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company; provided, however, in no event shall holders of Registrable Securities be suspended from selling Registrable Securities pursuant to the Registration Statement for a period that exceeds 30 consecutive trading days or 60 total trading days in any 360-day period (any such suspension, an “Allowed Delay”). Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated hereby. In addition to such Purchaser’s other available remedies, in the event the Registration Statement is suspended through the last day of the Allowed Delay (the “Suspension Deadline Failure”), the Company shall pay to each Purchaser, in cash, as partial liquidated damages and not as a penalty, an amount in cash equal to one percent (1.0%) of the Purchase Amount of such Purchaser as of the first day following the Suspension Deadline Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date the Registration Statement is declared effective and (b) such time that such Purchaser’s Registrable Securities may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions. The payments to which a Purchaser shall be entitled pursuant to this Section 10.2(d)(ii) are referred to herein as “Suspension Deadline Failure Payments.” Suspension Deadline Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Suspension Deadline Failure Payments are incurred and (ii) the third (3rd) business day after the event or failure giving rise to the Suspension Deadline Failure Payments is cured. Notwithstanding the foregoing, in no event shall the aggregate amount of Suspension Deadline Failure Payments payable by the Company to a Purchaser pursuant to this Section 10.2(d)(ii) exceed, in total in any twelve-month period, eight percent (8.0%) of the Purchase Amount of such Purchaser. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Suspension Deadline Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.
10.3Company Obligations. The Company will use reasonable best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:
(a)use reasonable best efforts to cause each such Registration Statement to become effective and to remain continuously effective until such time as the earlier of: (i) there are no longer Registrable Securities held by the Purchasers, or (ii) the Registrable Securities can be sold pursuant to Rule 144 without regard to the volume-of-sale limitations imposed under Rule 144(e) (the “Effectiveness Period”) and advise each Purchaser promptly in writing when the Effectiveness Period has expired;
(b)prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration

Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;
(c)provide copies to each Purchaser and permit the Purchaser’s legal counsel to review each Registration Statement and all amendments and supplements at least three (3) business days in advance of their filing with the SEC; provided that the Company shall duly consider any comments received no later than two (2) business days prior to the filing of such Registration Statement, amendment or supplement, but shall not be required to accept any such comments to which it reasonably objects;
(d)use reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment and to notify each Purchaser of the issuance of such order and the resolution thereof;
(e)use reasonable best efforts to register or qualify (unless an exemption from the registration or qualification exists) or cooperate with the Purchasers and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such domestic jurisdictions as are reasonably requested by the respective Purchasers and do any and all other reasonable acts or filings necessary or advisable to enable a distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause or (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this clause, or (iii) file a general consent to service of process in any such jurisdictions;
(f)use reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;
(g)otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Purchasers in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, Purchaser is required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder;
(h)with a view to making available to each Purchaser the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit a Purchaser to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six (6) months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to each Purchaser upon request, as long as Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration;
(i)if requested by a Purchaser, cooperate with such Purchaser to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to an effective Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and applicable law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as any such Purchaser may request.
SECTION 11.INDEMNIFICATION.
11.1Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Purchasers, the officers, directors, partners, members, and employees of each Purchaser, each Person, if any, who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members and employees of each such controlling person (each, an “Indemnified Party”), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on (i) the inaccuracy in the representations and warranties of the Company contained in this Agreement, (ii) the failure of the Company to perform its obligations hereunder, or (iii) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any registration statement, any preliminary prospectus or final Prospectus, or any amendment or supplement thereof filed pursuant to or in connection with the registration rights set forth in Section 10 hereof (such registration statement, the “Registration Statement”); and the Company will reimburse each Indemnified Party for legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) the failure of such Indemnified Party to comply with the covenants and agreements contained herein, (ii) the inaccuracy of any representations made by such Indemnified Party herein, or (iii) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any Purchaser or any such controlling person in writing specifically for use in such Registration Statement or related prospectus or to the extent that such information relates to such Purchaser’s proposed method of distribution of Shares or was reviewed and expressly approved in writing by the respective Purchaser or its representatives expressly for use in such Registration Statement or related prospectus, and provided further that the foregoing indemnity shall not apply to amounts paid in settlement of any loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Indemnified Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Indemnified Party against the Company or others and any liabilities the Company may be subject to pursuant to law.
11.2Indemnification by Purchasers. Each Purchaser agrees to, severally and not jointly, indemnify and hold harmless each other Purchaser and the Company, its directors, officers, and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors, officers, partners, members and employees of such controlling persons, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors or each of its controlling Persons may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Purchaser to comply with the covenants and agreements contained herein unless such failure by such Purchaser is directly caused by the Company’s failure to provide written notice of a Suspension to such Purchaser, (ii) the inaccuracy of any representation made by such Purchaser herein, or (iii) any untrue statement of a material fact or any omission of a material fact required to be stated in a Registration Statement or related prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by the Purchaser or its representatives to the Company specifically for inclusion in such Registration Statement or related prospectus or amendment or supplement thereto and has not been corrected in a subsequent writing prior to the sale of the Shares thereunder, or to the extent that such information relates to the Purchaser or the Purchaser’s proposed method of distribution of Shares and was reviewed and expressly approved in writing by the Purchaser expressly for use in the Registration Statement or related prospectus or amendment or supplement thereto; and will reimburse the Company, each of its directors, and each of its controlling Persons for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, and each of its controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any loss, claim, damage, liability or expense if such settlement is effected without the consent of the Purchaser. No Purchaser shall be liable for the indemnification obligations of any other Purchaser. Notwithstanding anything to the contrary herein, in no event shall the liability of any Purchaser be greater in amount than the dollar amount of Purchase Amount paid by such Purchaser for the Shares pursuant to this Agreement.
SECTION 12.NOTICES.
All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:
if to the Company, to:
Lifecore Biomedical, Inc.
3515 Lyman Boulevard
Chaska, Minnesota 55318
Attention: Ryan D. Lake, Chief Financial Officer
Email: ryan.lake@lifecore.com
with a copy (which shall not constitute notice) to:
Latham & Watkins LLP
650 Town Center Drive
20th Floor
Costa Mesa, CA 92626
Attention: Darren Guttenberg
Email: Darren.Guttenberg@lw.com
or to such other person at such other place as the Company shall designate to the Purchasers in writing; and if to the Purchasers, at the address as set forth on such Purchaser’s signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.
SECTION 13.MISCELLANEOUS.
13.1Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and holders of at least a majority of the Shares; provided, that, in the event of any such change, waiver, discharge, termination, modification or amendment, the Company shall notify each of the Purchasers of such change, waiver, discharge, termination, modification or amendment at the address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing; provided, further, that except as expressly provided in this Agreement, no amendment, modification, change, discharge, termination or waiver of this Agreement will, without the consent of the affected Purchaser, disproportionately and materially adversely affect the rights of such Purchaser relative to the rights of the other Purchasers.

13.2Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.
13.3Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.
13.4Replacement of Shares. If the Shares are certificated and any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Company’s transfer agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Company’s transfer agent for any losses in connection therewith or, if required by the transfer agent, a bond in such form and amount as is required by the transfer agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.
13.5Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchaser as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
13.6Governing Law; Jurisdiction; Specific Performance. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts of law principles thereof. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Purchaser or any Indemnified Party. Each Purchaser and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.
13.7Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In the event that any signature is delivered by facsimile transmission or by email delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile of “.pdf” signature were the original thereof.
13.8Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.
13.9Entire Agreement. This Agreement and other documents delivered pursuant hereto, including the exhibit and the Schedule of Exceptions, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.
13.10Payment of Fees and Expenses. Each of the Company and the Purchasers shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
13.11Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

13.12Waiver of Potential Conflicts of Interest. Each of the Purchasers and the Company acknowledges that Latham & Watkins LLP (“Latham”) may have represented and may currently represent certain of the Purchasers. In the course of such representation, Latham may have come into possession of confidential information relating to such Purchasers. Each of the Purchasers and the Company acknowledges that Latham is representing only the Company in this transaction. By executing this Agreement, each of the Purchasers and the Company hereby waives any actual or potential conflict of interest which has or may arise as a result of Latham’s representation of such persons and entities, and represents that it has had the opportunity to consult with independent counsel concerning the giving of this waiver.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

LIFECORE BIOMEDICAL, INC.

By:    /s/ Ryan D. Lake
Name:    Ryan D. Lake
Title:    Chief Financial Officer

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER
LEGION PARTNERS, L.P. I

By:    /s/ Christopher S. Kiper
Name:    Christopher S. Kiper
Title:    Managing Director

Contact for Notice
Name:    Christopher S. Kiper
Title:    Managing Director
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER
LEGION PARTNERS, L.P. II

By:    /s/ Christopher S. Kiper
Name:    Christopher S. Kiper
Title:    Managing Director

Contact for Notice
Name:    Christopher S. Kiper
Title:    Managing Director
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER
GREENHAVEN ROAD CAPITAL FUND 1, LP
By: MVM FUNDS, LLC
Its: General Partner

By:    /s/ Scott Miller
Name: Scott Miller
Title:    Partner

Contact for Notice
Name:    Mark Rubin, Esp.
Title:    COO
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER
GREENHAVEN ROAD CAPITAL FUND 2, LP
By: MVM FUNDS, LLC
Its: General Partner

By:    /s/ Scott Miller
Name: Scott Miller
Title:    Partner

Contact for Notice
Name:    Mark Rubin, Esp.
Title:    COO
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER
325 CAPITAL LLC
For 325 Capital Master Fund LP

By:    /s/ Anil Shrivastava
Name:    Anil Shrivastava
Title:    Managing Partner
325 CAPITAL LLC
For GOTHIC ERP 649947 (USD)

By:    /s/ Anil Shrivastava
Name:    Anil Shrivastava
Title:    Managing Partner
325 CAPITAL LLC
For GOTHIC CORP 649429 (USD)

By:    /s/ Anil Shrivastava
Name:    Anil Shrivastava
Title:    Managing Partner
325 CAPITAL LLC
For GOTHIC JBD LLC 650324 (USD)

By:    /s/ Anil Shrivastava
Name:    Anil Shrivastava
Title:    Managing Partner
325 CAPITAL LLC
For GOTHIC HSP CORP 649359 (USD)

By:    /s/ Anil Shrivastava
Name:    Anil Shrivastava
Title:    Managing Partner
Contact for Notice
Name:    Anil Shrivastava
[Signature Page to Stock Purchase Agreement]

Title:    Managing Partner
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER
DAVID CAPITAL PARTNERS FUND, LP

By:    /s/ Adam Patinkin
Name:    Adam Patinkin
Title:    Managing Partner of David Capital Partners, LLC, The General Partner of David Capital Partners Fund, LP

Contact for Notice
Name:    Corey Vnovcek
Title:    Chief Financial Officer
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER
LAUGHING WATER CAPITAL, LP

By:    /s/ Matthew Sweeney
Name: Matthew Sweeney
Title:    Manager, LW Capital Management, LLC, advisor to Laughing Water Capital, LP

Contact for Notice
Name:    Matthew Sweeney
Title:    Manager, LW Capital Management
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER
LAUGHING WATER CAPITAL II, LP

By:    /s/ Matthew Sweeney
Name: Matthew Sweeney
Title:    Manager, LW Capital Management, LLC, advisor to Laughing Water Capital II, LP

Contact for Notice
Name:    Matthew Sweeney
Title:    Manager, LW Capital Management
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER
CLARK BP, LLC

By:    /s/ Stephen S. Christel
Name:    Stephen S. Christel
Title:    Co-Manager of Clark BP, LLC

Contact for Notice
Name:    Stephen S. Christel
Title:    Co-Manager of Clark BP, LLC
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER
DCF PARTNERS, L.P.

By:    /s/ David S. Floren
Name:    David S. Floren
Title:    Authorized Signatory

Contact for Notice
Name:    Timothy Ropiak
Title:    COO
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER

By:    /s/ David S. Floren
Name:    David S. Floren
Title:    Self

Contact for Notice
Name:    Timothy Ropiak
Title:    COO
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER
WYNNEFIELD PARTNERS SMALL CAP VALUE, LP I

By:    /s/ Nelson Obus
Name: Nelson Obus
Title:    Managing Member

Contact for Notice
Name:    Alex Liu
Title:    Chief Operating Officer
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER
WYNNEFIELD PARTNERS SMALL CAP VALUE, LP

By:    /s/ Nelson Obus
Name: Nelson Obus
Title:    Managing Member

Contact for Notice
Name:    Alex Liu
Title:    Chief Operating Officer
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER
WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

By:    /s/ Nelson Obus
Name: Nelson Obus
Title:    Managing Member

Contact for Notice
Name:    Alex Liu
Title:    Chief Operating Officer
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER

By:    /s/ Bradley L. Radoff
Name:    Bradley L. Radoff

Contact for Notice
Name:    Bradley L. Radoff
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER
FAR VIEW PARTNERS LP

By:    /s/ David B. Hathaway
Name:    David B. Hathaway
Title:    Managing Partner

Contact for Notice
Name:    David B. Hathaway
Title:    Managing Partner
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER
FOXHUNT CRESCENT, LP

By:    /s/ Kevin J. Sami
Name:    Kevin J. Sami
Title:    Managing Member, Sami Capital, LLC

Contact for Notice
Name:    Kevin J. Sami
Title:    Managing Member, Sami Capital, LLC
Address:    [ADDRESS]

[Signature Page to Stock Purchase Agreement]

EXHIBIT A
SCHEDULE OF PURCHASERS

Name	Number of Shares	Aggregate Purchase Price of Shares
Legion Partners, L.P. I	1,311,312	$5,376,379.20
Legion Partners, L.P. II	152,102	$623,618.20
Greenhaven Road Capital Fund 1, LP	646,308	$2,649,865.00
Greenhaven Road Capital Fund 2, LP	817,106	$3,350,135.00
325 Capital Master Fund	126,572	$518,947.74
Gothic ERP 649947 (USD)	65,622	$269,052.45
Gothic Corp 649429 (USD)	354,736	$1,454,419.01
Gothic JBD LLC 650324 (USD)	131,637	$539,712.96
Gothic HSP Corp 649359 (USD)	114,114	$467,867.84
David Capital Partners Fund, LP	500,000	$2,050,000.00
Laughing Water Capital, LP	153,973	$631,289.47
Laughing Water Capital II, LP	167,822	$688,070.28
Clark BP, LLC	166,009	$680,640.25
DCF Partners, L.P.	370,000	$1,517,000.00
David S. Floren	10,000	$41,000.00
Wynnefield Partners Small Cap Value, LP I	122,930	$504,013.00
Wynnefield Partners Small Cap Value, LP	111,220	$456,002.00
Wynnefield Small Cap Value Offshore Fund, Ltd.	58,533	$239,985.30
Bradley L. Radoff	243,902	$1,000,000.00
Far View Partners LP	182,926	$750,000.00
Foxhunt Crescent, LP	121,951	$500,000.00
TOTAL	5,928,775	$24,307,997.70

APPENDIX I
FORM OF PURCHASER QUESTIONNAIRE
To: Lifecore Biomedical, Inc.
This Purchaser Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.001 per share (the “Securities”), of Lifecore Biomedical, Inc., a Delaware corporation (the “Corporation”). The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.
This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. By signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.
BACKGROUND INFORMATION
Name of Beneficial Owner of the Securities:
Business Address: _____________________________________________________________________
(Number and Street)
City: _________________    State: _____    Zip Code: ___________
Telephone Number: _______________________
If a corporation, partnership, limited liability company, trust or other entity:
Type of entity: _________________________
State of formation: _____________________    Approximate Date of formation: __________________

Were you formed for the purpose of investing in the securities being offered?    Yes         No
If an individual:
Residence Address: ___________________________________________________________________
(Number and Street)
City: _________________    State: _____    Zip Code: ___________
Telephone Number: _______________________
Age: _________________    Citizenship: _________    Where registered to vote: _______
Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:
Are you a director or executive officer of the Corporation?    Yes         No
Social Security or Taxpayer Identification No.: ________________

ACCREDITED INVESTOR QUESTIONNAIRE
PART 1 - INDIVIDUAL INVESTORS
For investors who are individuals, please check the appropriate box(es) that indicates which of the following accurately describes your status:
    The investor’s individual net worth (excluding primary residence), or joint net worth with the investor’s spouse or spousal equivalent (excluding primary residence), exceeds $1,000,000.
    The investor had an income in excess of $200,000 in each of the two most recent years, or joint income with the investor’s spouse or spousal equivalent in excess of $300,000, in each of those years and has a reasonable expectation of reaching the same level of income in the current year.
    The investor is a director or executive officer of the Company (i.e., a vice president in charge of a principal business unit, division or function, any other officer who performs a policy making function, or any other person who performs similar policy making functions at the Company).
    The investor holds in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Securities and Exchange Commission has designated as qualifying an individual for accredited investor status.

PART 2 - NON-INDIVIDUAL INVESTORS
For investors who are a corporation, trust, partnership or other entity, please check the appropriate box(es) that indicates which of the following accurately describes such entity’s status:
    A corporation, a Massachusetts or similar business trust, a partnership or limited liability company, in each case, not formed for the specific purpose of this investment, with total assets in excess of $5,000,000.
    An organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of this investment, with total assets in excess of $5,000,000.
    A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) (U.S. venture capital entities may potentially qualify as private business development companies. However, due to the technical requirements of the statutory definition, an investor should consult with counsel prior to making a determination as to accreditation status under this category).
    A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.
    An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of the Investment Company Act.
    A bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity.
    An insurance company as defined in Section 2(a)(13) of the Securities Act.
    An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (Those persons must complete Part 1 of this questionnaire).
    A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5,000,000.
    An entity in which all of the equity owners (this does not apply to beneficiaries of a conventional trust, as compared to a business trust, a real estate trust or similar entities) are accredited investors (Please attach a list of equity owners. All equity owners will need to complete Part 1 of this questionnaire).

    A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of this investment, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.
    A trust that may be amended or revoked at any time by the grantors and whose grantors are accredited investors (Each individual who invests through a revocable trust must complete Part 1 of this questionnaire).
    A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.
    An investment adviser registered pursuant to section 203 of the Investment Advisers Act or registered pursuant to the laws of a state;
    An investment adviser relying on the exemption from registering with the Securities and Exchange Commission under section 203(l) or (m) of the Investment Advisers Act.
    A Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act.
    An entity, not listed above, that is not formed for the specific purpose of this investment, owning ‘investments’ (as defined in rule 2a51-1(b) under the Investment Company Act) in excess of $5,000,000.
    A “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of this investment, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.
    A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements in the preceding provision and whose prospective investment in the issuer is directed by such family office.

SCHEDULE 1
Form of Affiliate Legend
“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE HELD BY AN AFFILIATE OF THE ISSUER AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND MAY ONLY BE SOLD OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE REQUIREMENTS OF RULE 144 OR PURSUANT TO A REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION FROM SUCH REGISTRATION.”